Exhibit 99.1

Compass Diversified Reports Third Quarter 2025 Financial Results

Westport, Conn., January 14, 2026 – Compass Diversified (NYSE: CODI) (“CODI” or the “Company”), an owner of leading middle market businesses, announced today its consolidated operating results for the three and nine months ended September 30, 2025 and filed its Quarterly Report on Form 10-Q for the period.
“I’m pleased to report that with today’s filing we are now fully current with our SEC filings for 2025,” said Elias Sabo, Chief Executive Officer of Compass Diversified, “and we are in full compliance with the periodic reporting requirements of our credit facilities and bond indentures.”
Sabo continued, “Excluding Lugano, our eight operating subsidiaries continue to deliver solid performance in an uncertain macroeconomic environment. We are focused on executing against our strategic priorities with the objective of delivering consistent, long-term shareholder value by partnering with our management teams to drive performance, invest for growth, and enhance profitability.”
2025 Outlook
CODI now expects full-year 2025 subsidiary Adjusted EBITDA of $335 million to $355 million, excluding Lugano Holding, Inc.
Conference Call
Management will host a conference call today, Wednesday, January 14, 2026, at 5:00 p.m. E.T. / 2:00 p.m. P.T. A live webcast of the call will be available on the Investor Relations section of CODI’s website. To avoid delays, we encourage participants to log in to the webcast 15 minutes ahead of the scheduled start time. A replay of the webcast will also be available for a limited time on the Company’s website.
Note Regarding Use of Non-GAAP Financial Measures
Adjusted EBITDA and Adjusted Earnings (Loss) are non-GAAP measures used by the Company to assess its performance. We have reconciled Adjusted EBITDA to Income (Loss) from Continuing Operations and Adjusted Earnings (Loss) to Net Income (Loss) on the attached schedules. We consider Income (Loss) from Continuing Operations to be the most directly comparable GAAP financial measure to Adjusted EBITDA and Net Income (Loss) to be the most directly comparable GAAP financial measure to Adjusted Earnings (Loss). We believe that Adjusted EBITDA and Adjusted Earnings (Loss) provide useful information to investors and reflect important financial measures as each excludes the effects of items that reflect the impact of long-term investment decisions, rather than the performance of near-term operations. When compared to Net Income (Loss) and Income (Loss) from Continuing Operations, Adjusted Earnings (Loss) and Adjusted EBITDA, respectively, are each limited in that they do not reflect the periodic costs of certain capital assets used in generating revenues of our businesses or the non-cash charges associated with impairments, as well as certain cash charges. The presentation of Adjusted EBITDA allows investors to view the performance of our businesses in a manner similar to the methods used by us and the management of our businesses, provides additional insight into our operating results and provides a measure for evaluating targeted businesses for acquisition. The presentation of Adjusted Earnings (Loss) provides insight into our operating results.

Pro forma net sales is defined as net sales including the historical net sales relating to the pre-acquisition periods of The Honey Pot Co., assuming that the Company acquired The Honey Pot Co. on January 1, 2024. We have reconciled pro forma net sales to net sales, the most directly comparable GAAP financial measure, on the attached schedules. We believe that pro forma net sales is useful information for investors as it provides a better understanding of sales performance, and relative changes thereto, on a comparable basis. Pro forma net sales is not necessarily indicative of what the actual results would have been if the acquisition had in fact occurred on the date or for the periods indicated nor does it purport to project net sales for any future periods or as of any date.
In reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K, we have not reconciled 2025 Subsidiary Adjusted EBITDA to its comparable GAAP measure because we do not provide guidance on Net Income (Loss) from Continuing Operations or the applicable reconciling items as a result of the uncertainty regarding, and the potential variability of, these items. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results.
Adjusted EBITDA, Adjusted Earnings and pro forma net sales are not meant to be a substitute for GAAP measures and may be different from or otherwise inconsistent with non-GAAP financial measures used by other companies.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation, CODI’s expectations regarding its subsidiary Adjusted EBITDA and its future performance, liquidity and leverage, and the future performance of CODI’s subsidiaries. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “future,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by CODI’s Board of Directors and management, and on information currently available to CODI’s Board of Directors and management. These statements involve risks and uncertainties that could cause actual results and outcomes to differ, perhaps materially, including but not limited to: changes in the economy, financial markets and political environment, including changes in inflation, interest rates and U.S. tariff and import/export regulations; risks associated with possible disruption in CODI’s operations or the economy generally due to terrorism, war, natural disasters, or social, civil or political unrest; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); environmental risks affecting the business or operations of our subsidiaries; disruption in the global supply chain, labor shortages and labor costs; our business prospects and the prospects of our subsidiaries; the impact of, and ability to successfully complete and integrate, acquisitions that we have made or may make; the ability to successfully complete divestitures that we may execute; the dependence of our future success on the general economy and its impact on the industries in which we operate; the ability of our subsidiaries to achieve their objectives; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our subsidiaries; CODI’s ability to regain compliance with NYSE continued listing requirements; the cooperation of, and future concessions granted by, CODI’s lenders; control deficiencies identified or that may be identified in the future that will result in material weaknesses in CODI’s internal control over financial reporting; and litigation relating to the Lugano Holding, Inc. (“Lugano”) investigation, including CODI’s representations regarding its financial statements, and current and future litigation, enforcement actions or investigations relating to CODI’s internal controls, restatement reviews, the Lugano investigation or related matters. Please see CODI’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2024 filed with the SEC on December 8, 2025 for other risk factors that you should consider in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements have been made. Except as required by law, CODI does not undertake any public obligation to update any forward-looking statements to reflect events, circumstances, or new information after the date of this press release, or to reflect the occurrence of unanticipated events.

Investor Relations
Compass Diversified
irinquiry@compassdiversified.com

Compass Diversified Holdings
Condensed Consolidated Balance Sheets

	September 30, 2025	December 31, 2024
(in thousands)	(Unaudited)	(As Restated)
Assets
Current assets
Cash and cash equivalents	$61,139	$59,659
Accounts receivable, net	224,689	207,172
Inventories, net	602,180	571,248
Prepaid expenses and other current assets	122,742	126,692
Total current assets	1,010,750	964,771
Property, plant and equipment, net	214,451	244,746
Goodwill	895,420	895,916
Intangible assets, net	915,666	983,396
Other non-current assets	210,881	208,593
Total assets	$3,247,168	$3,297,422

Liabilities and stockholders’ equity
Current liabilities
Accounts payable and accrued expenses	$459,719	$421,715
Due to related party	22,604	18,036
Current portion, long-term debt	1,878,852	1,774,290
Subsidiary financing arrangements	183,853	169,765
Other current liabilities	53,910	49,617
Total current liabilities	2,598,938	2,433,423
Deferred income taxes	106,804	108,091
Long-term debt	—	—
Other non-current liabilities	223,060	225,334
Total liabilities	2,928,802	2,766,848
Stockholders' equity
Total stockholders' equity attributable to Holdings	519,217	678,620
Noncontrolling interest	(200,851)	(148,046)
Total stockholders' equity	318,366	530,574
Total liabilities and stockholders’ equity	$3,247,168	$3,297,422

Compass Diversified Holdings
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
(in thousands, except per share data)		(As Restated)		(As Restated)
Net sales	$472,562	$456,553	$1,405,027	$1,294,084
Cost of sales	264,847	259,920	792,739	734,314
Gross profit	207,715	196,633	612,288	559,770
Operating expenses:
Selling, general and administrative expense	179,315	145,959	491,804	421,264
Management fees	16,213	18,633	54,111	55,314
Amortization expense	23,254	23,721	69,722	71,317
Impairment expense	—	—	31,515	8,182
Operating income (loss)	(11,067)	8,320	(34,864)	3,693
Other income (expense):
Interest expense, net	(66,721)	(31,620)	(136,668)	(86,483)
Amortization of debt issuance costs	(826)	(1,005)	(2,922)	(3,014)
Loss on debt modification	—	—	(2,827)
Gain (loss) on sale of Crosman	—	388	—	(24,218)
Other income (expense), net	(2,343)	(37,769)	(14,311)	(125,853)
Net loss from continuing operations before income taxes	(80,957)	(61,686)	(191,592)	(235,875)
Provision for income taxes	5,763	2,772	25,659	21,475
Loss from continuing operations	(86,720)	(64,458)	(217,251)	(257,350)
Income from discontinued operations, net of income tax	—	(1,088)	—	101
Gain on sale of discontinued operations	(523)	—	2,326	3,345
Net loss	(87,243)	(65,546)	(214,925)	(253,904)
Less: Net loss from continuing operations attributable to noncontrolling interest	(13,228)	(28,922)	(59,700)	(87,480)
Less: Net loss from discontinued operations attributable to noncontrolling interest	—	(592)	—	(1,163)
Net income (loss) attributable to Holdings	$(74,015)	$(36,032)	$(155,225)	$(165,261)

Amounts attributable to Holdings
Loss from continuing operations	$(73,492)	$(35,536)	$(157,551)	$(169,870)
Income from discontinued operations	—	(496)	—	1,264
Gain on sale of discontinued operations, net of income tax	(523)	—	2,326	3,345
Net loss attributable to Holdings	$(74,015)	$(36,032)	$(155,225)	$(165,261)

Basic income (loss) per common share attributable to Holdings
Continuing operations	$(1.20)	$(0.61)	$(2.53)	$(3.22)
Discontinued operations	(0.01)	(0.01)	0.03	0.06
	$(1.21)	$(0.62)	$(2.50)	$(3.16)

Basic weighted average number of common shares outstanding	75,236	75,645	75,236	75,437

Compass Diversified Holdings
Net Income (Loss) to Non-GAAP Adjusted Earnings and Non-GAAP Adjusted EBITDA
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share amounts)	2025	2024	2025	2024
		(As Restated)		(As Restated)
Net loss	$(87,243)	$(65,546)	$(214,925)	$(253,904)
Income from discontinued operations, net of tax	—	(1,088)	—	101
Gain on sale of discontinued operations, net of tax	(523)	—	2,326	3,345
Net loss from continuing operations	$(86,720)	$(64,458)	$(217,251)	$(257,350)
Less: loss from continuing operations attributable to noncontrolling interest	(13,228)	(28,922)	(59,700)	(87,480)
Net loss attributable to Holdings - continuing operations	$(73,492)	$(35,536)	$(157,551)	$(169,870)
Adjustments:
Distributions paid - preferred shares	(9,715)	(6,345)	(27,863)	(18,491)
Amortization expense - intangibles and inventory step up	23,254	23,721	69,722	75,006
Impairment expense	—	—	31,515	8,182
(Gain) loss on sale of Crosman	—	(388)	—	24,218
Tax effect - loss on sale of Crosman	—	—	—	7,254
Stock compensation	4,073	4,537	12,274	12,288
Acquisition expenses	—	—	—	3,479
Integration services fee	—	875	875	1,750
Other	3,155	964	8,582	1,368
Adjusted Earnings	$(52,725)	$(12,172)	$(62,446)	$(54,816)
Plus (less):
Depreciation expense	10,884	10,178	34,247	31,249
Income tax provision	5,763	2,772	25,659	21,475
Interest expense	66,721	31,620	136,668	86,483
Amortization of debt issuance costs	826	1,005	2,922	3,014
Loss on debt modification	—	—	2,827	—
Tax effect - loss on sale of Crosman	—	—	—	(7,254)
Income from continuing operations attributable to noncontrolling interest	(13,228)	(28,922)	(59,700)	(87,480)
Distributions paid - preferred shares	9,715	6,345	27,863	18,491
Other (income) expense	2,343	37,769	14,311	125,853
Adjusted EBITDA	$30,299	$48,595	$122,351	$137,015

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Three Months Ended September 30, 2025
(Unaudited)

	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor	Arnold	Sterno	Consolidated
Income (loss) from continuing operations	$(77,345)	$9,628	$5,399	$(34,211)	$(4,534)	$196	$1,318	$(714)	$7,546	$5,997	$(86,720)
Adjusted for:
Provision (benefit) for income taxes	9,601	3,006	1,573	—	(1,439)	76	(72)	(265)	(8,643)	1,926	5,763
Interest expense, net	61,480	(1)	(1)	5,084	(9)	(1)	21	—	148	—	66,721
Intercompany interest	(40,752)	3,819	3,515	16,555	4,037	2,347	1,908	4,427	2,152	1,992	—
Depreciation and amortization	(251)	5,443	5,253	725	5,296	4,156	1,353	6,672	2,781	3,536	34,964
EBITDA	(47,267)	21,895	15,739	(11,847)	3,351	6,774	4,528	10,120	3,984	13,451	20,728
Other (income) expense	—	(257)	118	1,288	8	(21)	(268)	1,587	4	(116)	2,343
Noncontrolling shareholder compensation	—	571	1,375	643	585	382	5	239	4	269	4,073
Other (1)	—	—	—	—	—	—	—	2,889	149	117	3,155
Adjusted EBITDA	$(47,267)	$22,209	$17,232	$(9,916)	$3,944	$7,135	$4,265	$14,835	$4,141	$13,721	$30,299

(1) Other represents non-recurring operating expenses that are included by management in the calculation of Adjusted EBITDA when analyzing monthly operating results of our subsidiaries. In the current year, the calculation of Adjusted EBITDA for Arnold includes the add-back of certain expenses that have been incurred related to the relocation of two of Arnold's facilities in the United States and severance costs related to chief executive officer at Arnold. For Altor, other includes the add-back of certain expenses incurred related to restructuring of their facilities after the acquisition of Lifoam.

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Three Months Ended September 30, 2024
(Unaudited)

	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor	Arnold	Sterno	Consolidated
				(As Restated)							(As Restated)
Income (loss) from continuing operations	$(10,855)	$9,737	$3,902	$(72,736)	$(4,273)	$(160)	$1,831	$2,682	$2,260	$3,154	$(64,458)
Adjusted for:
Provision (benefit) for income taxes	—	1,782	1,451	496	(2,315)	(20)	(2,223)	1,466	1,196	939	2,772
Interest expense, net	27,239	(2)	(4)	4,262	(10)	(3)	(1)	—	139	—	31,620
Intercompany interest	(39,258)	3,334	4,925	15,080	4,480	2,907	2,038	1,735	1,816	2,943	—
Depreciation and amortization	140	5,617	5,402	1,463	5,337	4,166	1,397	4,080	2,340	4,960	34,902
EBITDA	(22,734)	20,468	15,676	(51,435)	3,219	6,890	3,042	9,963	7,751	11,996	4,836
Other (income) expense	(1)	12	(110)	37,641	2	25	(164)	58	—	(82)	37,381
Noncontrolling shareholder compensation	—	544	1,504	459	828	540	186	237	4	235	4,537
Integration services fee	—	—	—	—	—	875	—	—	—	—	875
Other	3	—	—	—	—	—	—	—	880	83	966
Adjusted EBITDA	$(22,732)	$21,024	$17,070	$(13,335)	$4,049	$8,330	$3,064	$10,258	$8,635	$12,232	$48,595

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Nine Months Ended September 30, 2025
(Unaudited)

	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor	Arnold	Sterno	Consolidated
Income (loss) from continuing operations	$(105,368)	$18,392	$22,656	$(154,653)	$(4,710)	$2,785	$(5,413)	$492	$(7,395)	$15,963	$(217,251)
Adjusted for:
Provision (benefit) for income taxes	9,601	5,468	3,796	(255)	(511)	846	41	377	1,172	5,124	25,659
Interest expense, net	115,406	(3)	(3)	20,846	(22)	(8)	8	—	444	—	136,668
Intercompany interest	(121,688)	10,910	11,235	48,360	12,180	7,371	5,004	13,980	6,186	6,462	—
Loss on debt extinguishment	2,827	—	—	—	—	—	—	—	—	—	2,827
Depreciation and amortization	(283)	16,746	15,749	3,793	15,950	12,475	4,090	19,787	8,062	10,522	106,891
EBITDA	(99,505)	51,513	53,433	(81,909)	22,887	23,469	3,730	34,636	8,469	38,071	54,794
Other (income) expense	12	(394)	223	13,017	20	18	(478)	2,177	25	(309)	14,311
Non-controlling shareholder compensation	—	1,738	4,089	2,185	1,753	826	127	726	12	818	12,274
Impairment expense	—	—	—	31,515	—	—	—	—	—	—	31,515
Integration services fee	—	—	—	—	—	875	—	—	—	—	875
Other (1)	—	—	—	—	—	—	—	5,943	2,359	280	8,582
Adjusted EBITDA	$(99,493)	$52,857	$57,745	$(35,192)	$24,660	$25,188	$3,379	$43,482	$10,865	$38,860	$122,351

(1) Other represents non-recurring operating expenses that are included by management in the calculation of Adjusted EBITDA when analyzing monthly operating results of our subsidiaries. In the current year, the calculation of Adjusted EBITDA for Arnold includes the add-back of certain expenses that have been incurred related to the relocation of two of Arnold's facilities in the United States and severance costs related to chief executive officer at Arnold. For Altor, other includes the add-back of certain expenses incurred related to restructuring of their facilities after the acquisition of Lifoam.

Compass Diversified Holdings
Net Income (Loss) from Continuing Operations to Non-GAAP Consolidated Adjusted EBITDA Reconciliation
Nine Months Ended September 30, 2024
(Unaudited)

	Corporate	5.11	BOA	Lugano	PrimaLoft	THP	Velocity Outdoor	Altor	Arnold	Sterno	Consolidated
				(As Restated)							(As Restated)
Income (loss) from continuing operations	$(27,589)	$18,594	$16,248	$(218,166)	$(5,261)	$(7,764)	$(53,368)	$6,076	$6,169	$7,711	$(257,350)
Adjusted for:
Provision (benefit) for income taxes	—	4,792	3,920	1,041	(1,731)	(2,589)	7,074	3,192	3,182	2,594	21,475
Interest expense, net	77,280	(3)	(16)	8,992	(15)	(28)	53	—	220	—	86,483
Intercompany interest	(115,845)	10,114	15,716	40,417	13,526	7,827	7,620	5,612	5,313	9,700	—
Depreciation and amortization	624	17,198	16,251	3,865	15,987	14,811	6,679	12,250	6,754	14,850	109,269
EBITDA	(65,530)	50,695	52,119	(163,851)	22,506	12,257	(31,942)	27,130	21,638	34,855	(40,123)
Other (income) expense	462	86	22	121,477	5	(5)	25,734	2,722	(9)	(423)	150,071
Non-controlling shareholder compensation	—	1,630	4,352	1,662	1,823	1,157	556	741	13	354	12,288
Impairment expense	—	—	—	—	—		8,182	—	—	—	8,182
Acquisition expenses	—	—	—	—	—	3,479	—	—	—	—	3,479
Integration services fee	—	—	—	—	—	1,750	—	—	—	—	1,750
Other	—	—	—	—	—	90	—	—	880	398	1,368
Adjusted EBITDA	$(65,068)	$52,411	$56,493	$(40,712)	$24,334	$18,728	$2,530	$30,593	$22,522	$35,184	$137,015

Compass Diversified Holdings
Non-GAAP Adjusted EBITDA
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
(in thousands)		(As Restated)		(As Restated)
Branded Consumer
5.11	$22,209	$21,024	$52,857	$52,411
BOA	17,232	17,070	57,745	56,493
Lugano	(9,916)	(13,335)	(35,192)	(40,712)
PrimaLoft	3,944	4,049	24,660	24,334
The Honey Pot Co. (1)	7,135	8,330	25,188	18,728
Velocity Outdoor	4,265	3,064	3,379	2,530
Total Branded Consumer	$44,869	$40,202	$128,637	$113,784

Niche Industrial
Altor Solutions	14,835	10,258	43,482	30,593
Arnold Magnetics	4,141	8,635	10,865	22,522
Sterno	13,721	12,232	38,860	35,184
Total Niche Industrial	$32,697	$31,125	$93,207	$88,299
Corporate expense	(47,267)	(22,732)	(99,493)	(65,068)
Total Adjusted EBITDA	$30,299	$48,595	$122,351	$137,015

(1)	The above results for The Honey Pot Co. do not include management's estimate of Adjusted EBITDA, before the Company's ownership of $3.9 million for the nine months ended September 30, 2024. The Honey Pot Co. was acquired on January 31, 2024.

Compass Diversified Holdings
Net Sales to Pro Forma Net Sales Reconciliation
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2025	2024	2025	2024
		(As Restated)		(As Restated)
Net Sales	$472,562	$456,553	$1,405,027	$1,294,084
Acquisitions (1)	—	—	—	10,671
Pro Forma Net Sales	$472,562	$456,553	$1,405,027	$1,304,755
(1) Acquisitions reflects the net sales for The Honey Pot Co. on a pro forma basis as if the Company had acquired The Honey Pot Co. on January 1, 2024.

Compass Diversified Holdings
Subsidiary Pro Forma Net Sales
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
(in thousands)		(As Restated)		(As Restated)
Branded Consumer
5.11	$143,240	$139,218	$404,052	$387,393
BOA	43,941	45,607	141,187	142,670
Lugano	17,350	14,269	70,966	37,087
PrimaLoft	13,294	13,686	61,794	61,518
The Honey Pot (1)	34,727	31,545	103,716	55,018
Velocity Outdoor	29,040	28,809	57,454	48,610
Total Branded Consumer	$281,592	$273,134	$839,169	$732,296

Niche Industrial
Altor Solutions	$79,824	52,129	$239,386	$157,746
Arnold Magnetics	37,686	46,103	110,126	130,545
Sterno	73,460	85,187	216,346	223,814
Total Niche Industrial	$190,970	$183,419	$565,858	$512,105

Total Subsidiary Net Sales	$472,562	$456,553	$1,405,027	$1,244,401
(1) Net sales for The Honey Pot Co. are pro forma as if the Company had acquired this business on January 1, 2024.